Exhibit 10.1

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of April 5, 2017 and effective as of the Effective Date (as hereinafter defined), is made and entered into by and among STATION CASINOS LLC, a Nevada limited liability company (the “Borrower”), the other Station Parties (as hereinafter defined), each of the Lenders (as hereinafter defined) party hereto, DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as swingline lender under the Credit Agreement referred to below (in such capacity, the “Swingline Lender”), and DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as administrative agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”).

RECITALS

A.    The Borrower and the Lenders party hereto are parties to that certain Credit Agreement, dated as of June 8, 2016 (as amended by that certain First Amendment to Credit Agreement, dated as of January 30, 2017, as modified by that certain Incremental Joinder Agreement, dated as of January 30, 2017 and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the subsidiaries of the Borrower party thereto as guarantors, the banks, financial institutions and other entities from time to time party thereto as lenders (including the L/C Lenders and the Swingline Lender) (collectively, the “Lenders”), and the Administrative Agent and Deutsche Bank AG Cayman Islands Branch, as collateral agent.

B.    In connection with the Credit Agreement, the Credit Parties, Holdco and RRR (collectively, the “Station Parties”) executed various Credit Documents to guaranty and/or secure the obligations of the Borrower under the Credit Agreement.

C.    The Borrower has requested that the Lenders party hereto agree to amend the Credit Agreement subject to, and in accordance with, the terms and conditions set forth herein.

D.    Pursuant to Section 13.04(b)(A) of the Credit Agreement, the Borrower may require any Revolving Lender or Term A Facility Lender that does not consent to this Second Amendment to assign all of its rights and obligations under the Credit Agreement with respect to all of such non-consenting Revolving Lender’s or Term A Facility Lender’s Term A Facility Loans, Revolving Loans and Revolving Commitments, as applicable, to one or more assignees.

E.    The Lenders party hereto are willing to agree to enter into this Second Amendment, subject to the conditions and on the terms set forth below.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, each of the other Station Parties and each of the Lenders party hereto agree as follows:

1.    Definitions. Except as otherwise expressly provided herein, capitalized terms used in this Second Amendment (including in the Recitals above) shall have the meanings given in the Credit Agreement, and the rules of construction set forth in the Credit Agreement shall apply to this Second Amendment.

2.    Amendments to Credit Agreement.

(a)    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Applicable Fee Percentage” in its entirety as follows:

““Applicable Fee Percentage” shall mean: (a) with respect to Unutilized R/C Commitments in respect of Closing Date Revolving Commitments, 0.30% and (b) with respect to any Unutilized R/C Commitments in respect of any other Tranche of Revolving Commitments, 0.50% (or the percentage per annum set forth in the applicable Incremental Joinder Agreement).”

(b)    Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “Tranche” by inserting the following at the end thereof:

“Additionally, the Administrative Agent shall be permitted to establish separate sub-tranches of Loans and Commitments for administrative purposes for the sole purpose of determining the amount of interest and/or fees due on Loans or Commitments held by particular Lenders (including the sub-tranches of the Term A Facility Loans established pursuant to the Second Amendment); provided that any such separate sub-tranches shall constitute part of the same Tranche from which it was derived for all other purposes under the Loan Documents, including the pro rata payment of interest, principal and other amounts.”

(c)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following new defined terms in appropriate alphabetical order:

“Second Amendment” shall mean that certain Second Amendment to Credit Agreement, dated as of April 5, 2017, by and among the Borrower, the other Station Parties party thereto, the Lenders party thereto and Deutsche Bank AG Cayman Islands Branch, as Swingline Lender and Administrative Agent.

“Second Amendment Effective Date” shall mean the “Effective Date” as defined in the Second Amendment.

“Unrestricted Cash” shall mean the aggregate amount of unrestricted cash and Cash Equivalents (in each case free and clear of all Liens, other than Permitted Liens that (i) do not restrict the application of such cash and Cash Equivalents to the repayment of the Obligations or (ii) secure the Obligations) of Borrower and its Restricted Subsidiaries as at such date not to exceed $400.0 million.

(d)    Section 10.08(a) of the Credit Agreement is hereby amended by adding the following at the end thereof:

“For purposes of this Section 10.08(a), the Consolidated Total Leverage Ratio shall be calculated by deducting the amount of Unrestricted Cash from clause (a) thereof; provided that the amount of Unrestricted Cash shall not be so deducted when determining compliance on a Pro Forma Basis with this Section 10.08(a) for purposes of clause (a) of the definition of “Permitted Acquisition” or Sections 9.12(a)(iii), 9.12(b)(ii) or 10.01(n)(ii).”

(e)    Annex B of the Credit Agreement is hereby amended and restated in its entirety as follows:

Applicable Fee Percentage and

Applicable Margin for Revolving Loans,

Swingline Loans and Term A Facility Loans

(a)    With respect to (i) Revolving Loans, (ii) Swingline Loans and (iii) Term A Facility Loans that were held on the Second Amendment Effective Date by Lenders that are party to the Second Amendment (the “Term A-2 Facility Loans”):

Pricing Level	Consolidated Total Leverage Ratio	Applicable Margin
		Revolving Loans and Swingline Loans		Term A-2 Facility Loans
		LIBOR	ABR	LIBOR	ABR
Level I	Greater than 3.50 to 1.00	2.00%	1.00%	2.00%	1.00%
Level II	Less than or equal to 3.50 to 1.00	1.75%	0.75%	1.75%	0.75%

For purposes of clause (a) of this Annex B, the Consolidated Total Leverage Ratio shall be calculated by deducting the amount of Unrestricted Cash from clause (a) of the definition thereof.

(b)    With respect to any other Term A Facility Loans (the “Term A-1 Facility Loans”):

Pricing Level	Consolidated Total Leverage Ratio	Applicable Margin
		Term A-1 Facility Loans
		LIBOR	ABR
Level I	Greater than 4.50 to 1.00	2.75%	1.75%
Level II	Less than or equal to 4.50 to 1.00 but greater than 4.00 to 1.00	2.50%	1.50%
Level III	Less than or equal to 4.00 to 1.00 but greater than 3.50 to 1.00	2.25%	1.25%
Level IV	Less than or equal to 3.50 to 1.00 but greater than 3.00 to 1.00	2.00%	1.00%
Level V	Less than or equal to 3.00 to 1.00	1.75%	0.75%

3.    Agreements. Each Term A Facility Lender party hereto, on behalf of itself and its successors and assigns, hereby agrees and elects to decline all prepayments of the Term A-2 Facility Loans to be made pursuant to Section 2.10(a)(iv) of the Credit Agreement from the date of this Second Amendment through and including the third anniversary of the date of this Second Amendment.

4.    Representations and Warranties. To induce the Lenders party hereto to agree to this Second Amendment, the Borrower and each of the other Station Parties represent to the Lenders and the Administrative Agent that as of the date hereof and as of the Effective Date:

(a)    the Borrower and each of the other Station Parties have all necessary corporate or other organizational power, authority and legal right to execute, deliver and perform this Second Amendment and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, this Second Amendment;

(b)    the execution and delivery of this Second Amendment and the performance of the obligations of the Borrower and each of the other Station Parties under or in respect of this Second Amendment have been duly authorized by all necessary corporate, partnership or other organizational action on the part of the Borrower and each of the other Station Parties;

(c)    the execution and delivery of this Second Amendment and the performance of the obligations of the Borrower and each of the other Station Parties under or in respect of this Second Amendment do not and will not (i) conflict with or result in a breach of, or require any consent (which has not been obtained and is in full force and effect) under (x) any Organizational Document of Borrower or any other Station Party or (y) any applicable Requirement of Law (including, without limitation, any Gaming Law) or (z) any order, writ, injunction or decree of any Governmental Authority binding on Borrower or any other Station Party or tortiously interfere with, result in a breach of, or require termination of, any term or provision of any Contractual Obligation of Borrower or any other Station Party or (ii) constitute (with due notice or lapse of time or both) a default under any such Contractual Obligation or (iii) result in or require the creation or imposition of any Lien (except for the Liens created pursuant to the Security Documents) upon any Property of Borrower or any other Station Party pursuant to the terms of any such Contractual Obligation, except with respect to (i)(y), (i)(z), (ii) or (iii) which would not reasonably be expected to result in a Material Adverse Effect;

(d)    this Second Amendment has been duly and validly executed and delivered by the Borrower and each of the other Station Parties and constitutes a legal, valid and binding obligation of the Borrower and each of the other Station Parties, enforceable against the Borrower and each of the other Station Parties in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general applicability from time to time in effect affecting the enforcement of creditors’ rights and remedies and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(e)    after giving effect to this Second Amendment, no event has occurred and is continuing or will result from the execution and delivery of this Second Amendment or the performance by the Borrower and the other Station Parties of their obligations hereunder that would constitute a Default or an Event of Default; and

(f)    each of the representations and warranties made by such Station Party in or pursuant to the Credit Documents to which it is a party, as amended hereby, is true and correct in all material respects on and as of the Effective Date as if made on and as of such date; provided, that, to the extent that such representations or warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.

5.    Effectiveness of this Second Amendment. This Second Amendment shall be effective only if and when:

(a)    the Borrower, the other Station Parties, and each Lender who has consented hereto, which shall constitute the Required Pro Rata Lenders, have delivered their fully executed signature pages hereto to the Administrative Agent;

(b)    each of the representations and warranties contained in Section 3 of this Second Amendment shall be true and correct in all material respects;

(c)    the Administrative Agent shall have received, executed by a Responsible Officer or other authorized signatory of the signing Credit Party that is party thereto and in form and substance reasonably satisfactory to the Administrative Agent, such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Credit Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer or other authorized signatory thereof authorized to act as a Responsible Officer and/or execute documents in connection with this Second Amendment and the other Credit Documents to which such Credit Party is a party or is to be a party on the Effective Date;

(d)    at such time that this Second Amendment becomes effective, (i) all Swingline Loans and Swingline Commitments are held by Swingline Lenders who have consented to this Second Amendment with respect to their entire respective Swingline Loans and Swingline Commitments at such time) and (ii) all L/C Commitments are held by L/C Lenders who have consented to this Second Amendment with respect to their entire respective L/C Liability and L/C Commitments at such time);

(e)    the Borrower shall have paid all fees and expenses owed to the Administrative Agent and the Lenders accrued through and including the Effective Date to such Administrative Agent and Lenders; and

(f)    unless waived by the Administrative Agent, the Borrower shall have paid all reasonable fees and expenses of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced at least three Business Days prior to the Effective Date.

This Second Amendment shall be effective on the date (the “Effective Date”) on which all of the foregoing conditions are satisfied.

6.    Acknowledgments. By executing this Second Amendment, each of the other Station Parties (a) consents to this Second Amendment and the performance by the Borrower and each of the other Station Parties of their obligations hereunder, (b) acknowledges that notwithstanding the execution and delivery of this Second Amendment, the obligations of each of the other Station Parties under the Guarantee, the Pledge Agreement, the Security Agreement and each of the other Credit Documents to which such Station Party is a party are not impaired or affected and the Guarantee, the Pledge Agreement, the Security Agreement and each such Credit Document continues in full force and effect and (c) affirms and ratifies, to the extent it is a party thereto, the Guarantee, the Pledge Agreement, the Security Agreement and each other Credit Document with respect to all of the Obligations as amended hereby.

7.    Miscellaneous.

(a)    THIS SECOND AMENDMENT AND THE OTHER CREDIT DOCUMENTS AND ANY CLAIMS, CONTROVERSIES, DISPUTES, OR CAUSES OF ACTION (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) BASED UPON OR RELATING TO THIS SECOND AMENDMENT OR THE OTHER CREDIT DOCUMENTS (EXCEPT AS TO ANY OTHER CREDIT DOCUMENT, AS EXPRESSLY SET FORTH IN SUCH OTHER CREDIT DOCUMENT), SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAW OF ANOTHER JURISDICTION.

(b)    This Second Amendment may be executed in one or more duplicate counterparts and, subject to the other terms and conditions of this Second Amendment, when signed by all of the parties listed below shall constitute a single binding agreement. Delivery of an executed signature page to this Second Amendment by facsimile transmission or electronic mail shall be as effective as delivery of a manually signed counterpart of this Second Amendment.

(c)    Except as amended hereby, all of the provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect except that each reference to the “Credit Agreement”, or words of like import in any Credit Document, shall mean and be a reference to the Credit Agreement as amended hereby. This Second Amendment shall be deemed a “Credit Document” as defined in the Credit Agreement. Sections 13.09(b), 13.09(c), 13.09(d), 13.09(e) and 13.12 of the Credit Agreement shall apply to this Second Amendment as if expressly set forth herein.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be duly executed as of the day and year first above written, to be effective as of the Effective Date.

Borrower:

STATION CASINOS LLC

By:	/s/ Marc J. Falcone
Name:	Marc J. Falcone
Title: Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Second Amendment]

NP BOULDER LLC
NP CENTERLINE HOLDINGS LLC
NP DURANGO LLC
NP FIESTA LLC
NP INSPIRADA LLC
NP IP HOLDINGS LLC
NP LAKE MEAD LLC
NP MT. ROSE LLC
NP OPCO HOLDINGS LLC
NP OPCO LLC
NP PALACE LLC
NP RED ROCK LLC
NP RENO CONVENTION CENTER LLC
NP RANCHO LLC
NP SANTA FE LLC
NP SONOMA LAND HOLDINGS LLC
NP STEAMBOAT LLC
NP SUNSET LLC
NP TEXAS LLC
NP TOWN CENTER LLC
STATION GVR ACQUISITION, LLC

By:	/s/ Marc J. Falcone
Name:	Marc J. Falcone
Title:	Senior Vice President and Treasurer

[Signature Page to Second Amendment]

FERTITTA ENTERTAINMENT LLC
FE LANDCO MANAGEMENT LLC

By:	/s/ Marc J. Falcone
Name:	Marc J. Falcone
Title:	Authorized Signatory

[Signature Page to Second Amendment]

SC MADERA DEVELOPMENT, LLC
SC MADERA MANAGEMENT, LLC
SC MICHIGAN, LLC
SC SONOMA DEVELOPMENT, LLC
SC SONOMA MANAGEMENT, LLC

By:	/s/ Frank J. Fertitta
Name:	Frank J. Fertitta
Title:	President

[Signature Page to Second Amendment]

RRR PALMS LLC
FIESTA PARENTCO, L.L.C.
FP HOLDINGS, L.P.
FP HOLDCO, L.L.C.
FPIII, L.L.C.
PALMS PLACE, LLC
PPII HOLDINGS, L.L.C.
N-M VENTURES LLC
N-M VENTURES II LLC

By:	/s/ Marc J. Falcone
Name:	Marc J. Falcone
Title:	Authorized Signatory

[Signature Page to Second Amendment]

RED ROCK RESORTS, INC.

By:	/s/ Marc J. Falcone
Name:	Marc J. Falcone
Title: Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Second Amendment]

STATION HOLDCO LLC

By:	/s/ Marc J. Falcone
Name:	Marc J. Falcone
Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary

[Signature Page to Second Amendment]

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as Administrative Agent and Swingline Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Second Amendment]

The undersigned Lender hereby consents to this Second Amendment with respect to 100% of the outstanding principal amount of the Term A Facility Loan, Revolving Loan and Revolving Commitment, as applicable, held by such Lender on the Effective Date for the Second Amendment:

, as a Lender [and an L/C Lender],

By:
Name:
Title:

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]